UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported): January 16, 2012

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147187	83-0500896
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	+852 6346-1894
[ ]	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 14, 2012 Asiarim Corporation ("Asiarim" or "Company") noticed that , C=HOLDINGS B.V. ("C=Holdings"), a former subsidiary company of the Company made an announcement on January 11, 2012, to claim the ownership and legal title of the 'Commodore’ trade name and trademark designs. Asiarm has now issued a letter to C= Holdings to refute this claim since the Company’s wholly owned subsidiary owns the legal title of the Commodore Trademark and Trade name

Asiarim is currently seeking legal advice on this matter and shall reserve all rights to hold the parties directly liable and will claim all the damages as a consequence of the aforementioned statement The Company will vigorously defend its ownership rights to the Commodore Trade name and Trademark designs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16 2012	ASIARIM CORPORATION

By: /s/ Ben van Wijhe
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Name: Ben van Wijhe
Title: President and CEO